SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


      Date of Report (Date of earliest event reported):  September 18, 2000


                                  VSOURCE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



      Nevada                         000-30326            95-3538903
      -------                        ---------            ----------
      (State of incorporation)      (Commission           (I.R.S. Employer
                                     File Number)         Identification Number)


           5740 Ralston Street, Suite 110, Ventura, California  93003
           ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (805) 677-6720
       -------------------------------------------------------------------


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Item  5.     OTHER  EVENTS

             In a two closing transaction completed September 18, 2000, Vsource, Inc., a Nevada corporation ("Registrant" or the "Company"), sold 1,672,328 Series 2-A Convertible Preferred Shares for $10,719,623 in a Regulation D private transaction. The shares are convertible to common shares at a one to one ratio. The underlying common shares are to be registered within 120 days of the final closing. The twenty-five (25) participating investors also received 145,550 warrants exercisable at $6.41 for five years. Ten institutional investors participated, including Mercantile Capital Partners I, L.P., (an affiliate of Mercantile Capital Group, LLC of Northbrook, IL), Oscar Investment Fund (an affiliate of Oscar Capital Management, LLC of New York, NY), and MGN Opportunity Group LLC of Seattle, WA.

             Current holders of Series 1-A Convertible Preferred Shares, by majority consent, agreed to amend the Series 1-A Certificate of Designation to provide Series 2-A holders preference rights equal with those of Series 1-A.

             As consideration to two companies for services rendered related to The transaction, the Company also agreed to issue 51,975 warrants excisable at $6.69, and 92,906 warrants exercisable at $6.41. Both are exercisable for a five year period.


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Item  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

            The following financial statements and exhibits are filed as part of this report:

            (c)     Exhibits  in  accordance  with  Item  601 of Regulation S-K:


            Exhibit  No.    Description
            -----------     -----------
            4.1             Certificate of Designation of Series 2-A Convertible
                            Preferred  Stock

            4.2 Amended Certificate of Designation of Series 1-A Convertible Preferred Stock

            4.3             Form  of  Common  Stock  Purchase  Warrant

            4.4             Form  of  Registration  Rights  Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VSOURCE,  INC.



Date:  September  25,  2000               By:  /s/  Robert  C.  McShirley
                                              ----------------------------------
                                              Robert  C.  McShirley
                                              President, Chief Executive Officer
                                              and  Chairman  of  the  Board

                                  EXHIBIT INDEX


      Exhibit  No.      Description                                     Page No.
      -----------       -----------                                     --------

       4.1             Certificate of Designation of Series 2-A                6
                       Convertible Preferred  Stock

       4.2             Amended Certificate of Designation of Series           20
                       1-A Convertible Preferred  Stock

       4.3             Form  of  Common  Stock  Purchase  Warrant             26

       4.4             Form  of  Registration  Rights  Agreement              38


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